Exhibit 99.1

 Silencing Oncogenes at the Level of Gene Expression  Nasdaq: SLXN  Company Presentation | February 2026

 Forward-Looking Statement   The statements contained in this presentation that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about:   the future performance of the Company, including Silexion’s projected timeline for regulatory approvals of its product candidates; and  the Company’s future plans and opportunities.  The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the items in the following list:  Silexion is a development-stage company and has a limited operating history on which to assess its business;  Silexion has never generated any revenue from product sales and may never be profitable;  The approach Silexion is taking to discover and develop novel RNAi therapeutics is unproven for oncology and may never lead to marketable products;  Silexion does not have experience producing its product candidates at commercial levels, currently has no marketing and sales organization, has an uncertain market receptiveness to its product candidates, and is uncertain as to whether there will be insurance coverage and reimbursement for its potential products;  Silexion may be unable to attract, develop and/or retain its key personnel or additional employees required for its development and future success;  Additional factors relating to the business, operations and financial performance of Silexion.  Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  2

 Transforming treatment in historically “undruggable” cancers by tackling the driver of poor outcomes  Lead product targets the most common oncogenic driver in human cancers, mutated KRAS gene  Our technology, siRNA, isolates the oncogene, resulting in shutting down the cancer driving processes  First generation (Loder) showed trend for extending patients lives in one of the most deadly cancers, pancreatic cancer  Second generation (SIL204) broadens activity to additional cancers, optimizes stability, and incorporates cancer targeting   Dual-delivery strategy maximizes the delivery to both important disease processes: primary tumor and metastases

 Agenda  4   Market and unmet need  Our technology  Advantages and differentiation of our technology / product  First generation siRNA Phase 2 clinical results and preclinical results SIL204  SIL204 Phase 2/3 design  SIL204 development plan and milestones achieved  Patent protection for SIL204

Prevalent Cancers with KRAS Mutation we Target

	Pancreatic Ductal Adenocarcinoma (PDAC)	Colorectal Cancer (CRC)	Non-squamous Non-Small-Cell Lung Cancer (Non-sq NSCLC)
% KRAS mutations[1]	92%	49%	35%
Incidence USA+EU	~200K	~500K	~400K



G12D
G12V
G12C
G12A
G12R
Multiple
Other KRAS

PDAC: **3rd** leading cause cancer deaths today in the U.S.[2], **2nd** leading cause by 2030[2]

5

1. Lee, J.K. et al. NPJ Precis Oncol. 2022;6(1):91.; 2. Hirshberg Foundation for Pancreatic Cancer Research. Pancreatic cancer Facts. https://pancreatic.org/pancreatic-cancer/pancreatic-cancer-facts.

Types and Relative Prevalence of Pancreatic Cancer


Local
Metastatic
Liver
Portal vein
Pancreas
Tumour
Superior mesenteric artery
Superior mesenteric vein

15-25% Resectable + BRPC	~30 LAPC	~50% Metastatic ~75% liver

BRPC=borderline resectable pancreatic cancer; LAPC = locally advanced pancreatic cancer.
Gemenetzis G, et al. *Ann Surg.* 2019;270(2):340-347; Kleeff J, et al. *Nat Rev Dis Primers*. 2016;2:16022.

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Unmet Needs in Pancreatic Cancer (PC)

- Overall 5-year survival one of poorest U.S 12.8% [1] , KRAS G12D/V worst survival
- Resectable PC- Following surgery with perioperative chemotherapy, ~80% have metastases in 1 yr [2]
- Median survival LAPC 14-17mo.[3,4]
- New small molecule RAS inhibitors efficacy promising and safety acceptable, but large gaps remain before the market is satisfied[5]
  - Severe or medically significant toxicities that typically requires active medical management and often hospitalization often include: Rash; fatigue; diarrhea; anemia; mucositis; neutrophils decrease

There are no effective treatment options for our first intended indication LAPC

1. National Cancer Institute. Cancer Stat Facts: Pancreatic Cancer. https://seer.cancer.gov/statfacts/html/pancreas.html. 2. Cancers 2021, 13(18), 4724; https://doi.org/10.3390/cancers13184724. 3. Gemenetzis G, et al. *Ann Surg.* 2019;270(2):340-347. 4. Alagesan, B. et al. AARC 2026. 5. Revolution Medicines November 2025 Company Presentation

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Silexion Therapeutics

 8   Our Technology   Lead Product: SIL204   First-in-class, isoform selective, pan KRAS silencer, stable siRNA with targeted delivery system  Targets both the active and inactive forms of KRAS  x

 Dual Administration of SIL204 Designed to Effectively Treat the Two Distinct Processes of the Disease: Primary Tumor and Metastases  Intratumoral (endoscopic) SIL204 Targets Primary pancreatic tumor overcoming it’s ECM barrier  Systemic (s.c.) SIL204 Targets cancer cells shedding from primary tumor with metastatic invasions into liver, etc.

 10   Our Technology   SIL204 binds to LDLs to high extent and carries the SIL204 systemically  Pancreatic cancer cells have significantly higher LDL receptors than health pancreatic cells  Enriched uptake by cancer cells compared to healthy   Difference even more significant in metastatic pancreatic cells   LDL targeting mechanism enriches siRNA in pancreatic cancer cells in the primary tumor and liver metastases   Healthy pancreatic cell  x  siRNA  % bound  SIL204  95  siRNA-I  1.5  siRNA-V  5.1

 11   Advantages and Differentiation   SIL204 positioned to become the most advanced RNA-interfering oncology product

 LODER (First generation siRNA)  Phase 2 Clinical Trial Data  Results

First-Generation Mutant KRAS RNA Silencer (Loder) Led to Robust RECIST* Antitumor Activity in mutant KRAS-Driven Locally Advanced Pancreatic Cancer



Reduction in tumor size: Cohorts 1+2
Best % change in tumor size from baseline
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
R
R
R
R
R
R
R

KRAS mutation subtype	G12D	G12V
Chemo		
Loder		

R = Non-resectable tumor becomes resectable

	Cohort 1+2 LODER+Chemo	Chemo
% RECIST* Response	56% (10/18)	20% (1/5)
% RECIST* Response or tumor becomes resectable	67% (12/18)	40% (2/5)

LAPC=locally advanced pancreatic cancer.
*Response Evaluation Criteria in Solid Tumors. Overall response rate was confirmed by RECIST 1.1 of the target tumor, as analyzed by sites.
Bar curves below the solid black line starting at y-axis -0.3 indicates criteria for positive RECIST response.
Cohort 1: non-resectable LAPC, backbone chemo Gemcitabine Plus Nab-paclitaxel
Cohort 2: LAPC or Borderline Resectable Pancreatic Cancer (BRPC), backbone chemo Gemcitabine Plus Nab-paclitaxel, Folfirinox or modified Folfirinox

Cohort 1 LAPC KRAS_G12V or G12D Patients Treated with Loder Had 9.3 Months Improvement in Overall Survival  14   * SoC (Control) OS consistent with recent trials for LAPC (Gemenetzis G, et al. Ann Surg. 2019;270(2):340-347).  Hazard ratio (HR)=0.59, (95% CI, 0.18, 1.96, p=0.39)  Time to death is slower, 41% reduction in the rate of mortality  Patients living longer with Loder+SOC vs. SOC monotherapy  Days  Overall Survival in Cohort 1  SOC chemo median =13.4 mo.*  siRNA+SOC chemo median=22.7 mo.

 Safety From First Generation Loder Trial  15   Brinda Alagesan, B. et al. (2026) A Phase 2 Trial of an Extended-release siRNA Implant Targeting KRAS G12D/V in Locally Advanced Pancreatic Cancer. Clinical Cancer Research (in press)  siG12D-LODER was generally well tolerated (includes intratumoral Loder rod administrations)  No related Treatment Emergent Adverse Events (TEAEs)  No meaningful observations in vital sign parameter nor any physical examination  Independent Drug Safety Monitoring Board (DSMB) had no safety concerns nor restrictions

 SIL204  Second Generation  Results

 17  SIL204 Knockdown of mRNA Transcript and Corresponding KRAS Protein  Transfection with lipofectamine  PK59 human tumor line G12D mutation  Analysis at 72 hrs for mRNA and protein  **** = p value ＜0.0001

 SIL204 (Second Generation siRNA)

 SIL204 Highly Effective with Broad Inhibition Across Human KRAS Mutations at Sub-nanomolar Concentrations  SIL204 maintains and expands the silencing activity of first generation siG12DLoder  19   Model is a co-transfection setup where human KRAS is transfected in mouse Hepa1-6 cells with Dual-Glo reporter plasmids.  Mutation  NegativesiRNAControl  WT   KRAS  KRAS   G12D  KRAS   G12V  KRAS   G12C  KRAS   G12R  KRAS   Q61H*  KRAS  G13D*  IC50 (nM)  0.16  0.19  0.44  0.47  0.59  0.24  0.37  MAX Inhibition (%)  0-7  91  90  80  73  71  88  88  IC50=half-maximal inhibitory concentration.   *G13D and Q61H tested in separate studies from the G12 mutations and wild type (non-mutated).   Negative siRNA control collected over various studies

 SIL204 Inhibits Growth Human Tumor Cell Lines from Various Cancers with G12x and Q61x Mutations  20      Cell line  KRAS mutation subtype  IC50 (ng/mL)  IC90 (nM)  IC90 (ng/mL)  A427 (Lung)   G12D  537  70  1,079  PK59 (Panc)   G12D  1,059  163  2,496  GP2D (Colon)   G12D  445  56  852  HS766T (Panc)   Q61H  476  124  1,907  AVG  613  103  1,583  CellTiter-Glo (CTG)) assay  IC90 is the concentration for 90% inhibition of tumor cell growth, IC50 is the concentration to achieve 50% inhibition

 In Silico Thermodynamic Stability of Potential Duplexes Shows High Specificity of SIL204 for (K)RAS and Not (H)RAS/(N)RAS and No Off-target Binding   SIL204 binding to KRAS G12V strong (-31.8 kcal/mole)  No Off-Target Active Anti-sense Binding indicating low risk for side effects.   No effect on regulatory RNAs  Conclusions  SIL-204 will silence the intended target KRAS mutations, but low risk for any effect with other proteins besides KRAS, with implications for better safety  HRAS and NRAS very unlikely affected, continuous endogenous RAS activity  Analysis conducted by Dr. James McSwiggen, McSwiggen Biotech Consulting LLC  21  21

 Intratumor SIL204 Significantly Reduced Tumor Volume and Growth While Increasing Tumor Necrosis (cell death) in Human Pancreatic Cancer Xenograft  22   *p<0.05 ; ***p<0.0005  S.C. = sub cutaneous tumor, intratumor SIL204-SL administration.  Day 1: Capan-1 (KRAS G12V) luciferase cells were xenografted to mice (s.c.) concurrently with SIL204 formulated in extended-release microparticles  Day 15: tumors were removed, area determined and analyzed by histology for % necrosis from tumor center slice  % Necrosis  5.5  4.5  3.5  2.5  1.5  0.5  Bioluminescence (106)  Tumor area (mm2)  *  ***  % Area Necrosis at Day 15  Average Tumor Area at Day 15  Average Tumor Cell Number

 SIL204 Remains at Substantial Levels for >56 Days in Target Tissues in Rats  23   PK profiles of SIL204 after a single s.c. administration were determined in Sprague Dawley rats using a LC-MS/MS analytical method, in the plasma and after collection from kidney, liver, and skin.  IC50/90 data from inhibition growth human PC tumor lines superimposed      IC90IC50  Potential for treating micrometastases with clinical s.c. dosing on monthly basis

 Subcutaneous SIL204 in Orthotopic Metastatic Pancreatic Mouse Model  24   Tumors from Human tumor cell line Panc-1 harboring KRAS G12D mutation-luciferase  Response analysis total bioluminescence. 30% and 50% decrease considered positive at Day 14. 30%=RECIST criteria  Responder analysis   Control  High dose SIL204  *   (%)  Human equivalent ~ mid-dose for trial  Bioluminescent imaging of   metastatic organs  Bioluminescence

 SIL204’s Anti-Tumor Activity Synergistic with Pancreatic Cancer Chemotherapy  * p<0.05, ***p<0.0005  Human pancreatic cell line Panc-1 (G12D)  25   ***  *

 Toxicology   Extended single-dose GLP toxicity studies completed in 2 relevant species, aligned with ICH S9 guidance for oncology and confirmed by regulatory agency for initiation of Phase 2/3 clinical trial  Established safety margins of up to 11-fold over the clinical starting dose.  SIL204 was well-tolerated in both species with no test article-related organ toxicity or mortality observed.  Adverse findings limited to non-adverse changes at local injection site, fully resolved at 1 month.  No evidence of complement activation or immunotoxicity.  Toxicology package for marketing approval planned for H2, 2026  Favorable Tolerability with No Systemic Toxicity or Organ Damage

 SIl204 Phase 2/3 Clinical Trial  Segment 1: Phase 2/3 safety run-in  Initiation Q2 2026   Expected completion Q4 2026  Segment 2: Phase 2 expansion  Initiation Q4 2026  Segment 3: Phase 3 confirmatory   Initiation Q3 2028  SIL204 administered intratumorally and systemically as an integrated treatment regimen (IR)  Primary endpoint: Overall survival (OS)   Secondary endpoints: Progression-free survival (PFS), overall response rate (ORR), QoL  2028 Trial Interim results  Sample size adjustment

 SIl204 Phase 2/3 Development Plan and Milestones Achieved  GMP API for Segment 1 manufactured, Segment 2 GMP manufacturing ongoing  GMP formulation selected, manufacturing in process  Toxicology for Segment 1 completed, for Segment 2/3 later in 2026  Scientific Advice from national European authority, with positive response  Go ahead from ethics committee for Phase 2/3 from major oncology center  Submitted to Israel MoH to initiate Phase 2/3 trial, waiting for response  Submission to German MoH for Phase 2/3 trial planned 02/26  IND and CTA for additional EU countries, submission planned Q4/2026  Q1/2027 Start expanding trial to US, Canada, UK, additional EU countries, Australia

    Strategic Collaboration for SIL204 GMP Clinical Supply with Leading European Manufacturers  Collaboration to leverage Catalent and Axolabs’ experience in formulation development and manufacturing biologicals to further enhance SIL204's therapeutic potential through improved stability, bioavailability, and delivery precision.        Catalent Limoges Facility   A European Center of Excellence for clinical biologics formulation development and drug manufacture     Axolabs Facility   Leveraging expertise and large-scale nucleic acid production

 Intellectual Property Protection   Exclusivity can be extended under country-specific regulatory-based extension rules.  Submissions  Term  Entered national Phase world wide, SIL-204 as a composition and for use in treatment of pancreatic and other cancers   (following successful USPTO review of PCT)  U.S. Patent Application No. 19/443,507   CIP of U.S. Patent Application No. 19/138,670  Expected protection until 2043 plus estimated extension to 2048  siRNA against KRAS G12x for regional perineural invasion or pain associated with a solid tumor  U.S. Patent Application No. 19/443,507   Pending US/EU, expected term till 2040 plus extension

 Highly Experienced Leadership Team  Ilan Hadar, MBA Chairman and Chief Executive Officer  Over 25 years of multinational executive managerial and corporate experience with pharmaceutical and high-tech companies. CEO PainReform (“PRFX”), CFO Foamix Pharmaceuticals Inc. (Currently “VYNE”)  Mitchell Shirvan, PhD, MBA Chief Scientific and Development Officer  Over 30 years of experience in R&D, innovation and discovery in biotech companies. CEO Macrocure Ltd., Sr. V.P. R&D Foamix Pharmaceuticals Inc. (Currently “VYNE”), Sr. Director Strategic Business Planning Teva Pharmaceuticals Industries Inc.  Mirit Horenshtein Hadar, CPA Chief Financial Officer  Over 15 years of corporate finance experience in senior financial positions of public companies and privately held companies, in the pharmaceutical and high-tech industries. CFO Gouzy Israel (“GAUZ”). V.P. Finance Foamix Pharmacuticals Inc. (Currently “VYNE”)  31

 World-Renowned Expert Scientific Advisory Board  Eileen M. O'Reilly, MD  Memorial Sloan Kettering, NY, NY  Winthrop Rockefeller Endowed Chair of Medical Oncology; Co-Director, Medical Initiatives, David M. Rubenstein Center for Pancreatic Cancer Research; Section Head, Hepatopancreatobi  Hana Algul, MD  Technical University of Munich, Germany  chair for tumor metabolism; Director of the Comprehensive Cancer Center Munich, Germany at the Klinikum rechts der Isar, and Mildred-Scheel-professor and   Milind Javle, MD  The University of Texas & MD Anderson Cancer Center, Houston, TX  Professor, Department of Gastrointestinal (GI) Medical Oncology, Division of Cancer Medicine  Philip A. Philip, MD   Henry Ford Health, Detroit, MI  Director, Gastrointestinal Oncology; Co-Director, Pancreatic Cancer Center; Medical Director, Research and Clinical Care Integration, Henry Ford Cancer Institute  Talia Golan, MD  Sheba Tel Hashomer Hospital,, Israel  Head, Sheba Pancreatic Cancer Center - SPCC  Matthew Katz, MD  The University of Texas & MD Anderson Cancer Center, Houston, TX  Department Chair, Department of Surgical Oncology, Division of Surgery and Professor.  Andrew M. Lowy, MD  UC San Diego, San Diego, CA  Chief, Division of Surgical Oncology; Professor of Surgery  Mark A. Schattner, MD  Memorial Sloan Kettering, NY, NY  Chief, Gastroenterology, Hepatology and Nutrition Service  32   Thomas Seufferlein, MD  University Hospital Ulm, German  Director of Internal Medicine University Hospital Ulm, President German Cancer Society

 SIL204First in class siRNA targeting KRAS mutation  Phase 2/3 initiation for locally advance pancreatic cancer to be initiated Q2/2026  Isoform selective, pan KRAS silencer, stable siRNA with targeted delivery system  Pipeline for additional cancers including CRC  First generation (Loder) showed trend for extending patients lives in one of the most deadly cancers, pancreatic cancer  Second generation (SIL204) broadens activity to additional cancers, optimizes stability, and incorporates cancer targeting   Dual-delivery strategy maximizes the delivery to both important disease processes: primary tumor and metastases

 Thank You  Nasdaq: SLXN  Ilan Hadar   Chairman & Chief Executive Officer  email: ihadar@silexion.com  Dr. Mitchell Shirvan  Chief Scientific and Development Officer  email: mshirvan@silexion.com  Mirit Horenshtein Hadar, CPA  Chief Financial Officer  email: mirit@silexion.com